IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by calling or sending an email request. You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.remsgroupfunds.com. You may also obtain this information at no cost by calling 800-673-0550. The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2020, are incorporated by reference into this Summary Prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Rems International Real Estate
Value-Opportunity Fund

Institutional Shares (Ticker: Reifx)

Platform Shares (Ticker: Reiyx)

Z Shares (Ticker: Reizx)

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

SUMMARY PROSPECTUS

May 1, 2020

SUMMARY PROSPECTUS | MAY 1, 2020

REMS International Real Estate Value-Opportunity Fund

Investment Objective

The REMS International Real Estate Value-Opportunity Fund (the “Fund”) seeks to achieve long-term capital growth and current income through a portfolio of securities of publicly traded real estate companies located outside the U.S. that may include REITs, real estate operating companies and other publicly traded companies whose asset base is primarily real estate.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund

Shareholder Transaction Fees
(fees paid directly from your investment)

	Institutional Shares	Platform Shares	Z Shares
Redemption Fee (as a % of amount redeemed, if applicable, on shares held less than ninety (90) days)	2.00%	2.00%	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Institutional Shares	Platform Shares	Z Shares
Management Fee	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees Other Expenses	—	0.25%	—
Dividend Expense on Securities Sold Short and Interest Expense on Borrowing	0.19%	0.19%	0.20%
Shareholder Services Plan	0.09%	—	—
Other Expenses	0.39%	0.39%	0.39%
Total Other Expenses	0.67%	0.58%	0.59%
Total Annual Fund Operating Expenses	1.67%	1.83%	1.59%
Less Fee Waiver and/or Expense Reimbursement(1)	(0.48%)	(0.39%)	(0.39%)
Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursement(1)	1.19%	1.44%	1.20%

(1)Real Estate Management Services Group, LLC (the “Adviser”) has contractually agreed to waive its fees and reimburse expenses so that the annual fund operating expenses for the Fund do not exceed 1.00% of the Fund’s average daily net assets until April 30, 2021. This limit does not apply to distribution fees pursuant to Rule 12b-1 Plans, brokerage commissions, taxes, interest, dividend expense on short sales, acquired fund fees and expenses, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The expense limitation agreement may only be terminated by the Board of Trustees of the Trust (the “Board”). Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

SUMMARY PROSPECTUS | MAY 1, 2020

REMS International Real Estate Value-Opportunity Fund

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$121	$480	$862	$1,936
Platform Shares	$147	$538	$954	$2,116
Z Shares	$122	$464	$829	$1,856

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended December 31, 2019, the Fund’s portfolio turnover rate was 34.10% of the average value of its portfolio.

Principal Investment Strategies

The Fund’s investment objective is pursued through a “Value, Yield-Advantage” strategy (as described in more detail below) through investment in international public real estate securities, which may include equity real estate investment trusts (a “REIT” or “REITs”), mortgage REITs, REIT preferreds, and other publicly traded companies whose primary business is in the real estate industry. This strategy may lead to investment in smaller capitalization companies (under $1B). The composition of the portfolio does not seek to mimic equity REIT indices.

Under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies principally engaged in the real estate industry outside of the United States. Equity securities can consist of shares of REITs and securities issued by other companies principally engaged in the real estate industry. Equity securities can also include securities convertible into common stocks where the conversion feature represents, in the Adviser’s view, a significant element of a security’s value, and preferred stocks.

SUMMARY PROSPECTUS | MAY 1, 2020

REMS International Real Estate Value-Opportunity Fund

The Fund considers a company to be principally engaged in the real estate industry if it either (i) derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial or residential real estate or (ii) has at least 50% of its assets in real estate or such real estate businesses. These include securities issued by REITs or comparable foreign structures, and real estate operating companies. REITs and comparable foreign structures are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests and which may have corporate tax advantages relative to other corporate structures. The Fund may invest in equity REITs and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs generate revenue from interest earned on mortgage loans.

The Fund does not invest in real estate directly. The majority of the Fund’s assets will normally be invested in the securities of companies located in countries other than the United States, although these companies may have investments that provide exposure to the U.S. real estate industry. The Fund may invest in securities of issuers located in emerging market countries, but does not expect to invest greater than 30% of assets in such securities. For purposes of the foregoing, the Fund considers an issuer to be located in a particular country based on where the issuer is domiciled, where it maintains its headquarters (or primary base of operations) or where its securities are registered and/or traded.

The Value, Yield-Advantage strategy seeks to invest in companies that in the Adviser’s view have (i) underlying real estate assets that are trading at a discount to the private market value of such assets and (i) have an above-average dividend yield or strong free cash flow. The Adviser screens its universe of real estate securities for a number of proprietary valuation, income, and balance sheet metrics to identify candidates for investment. This process is combined with in-depth industry and company-specific research to narrow the investment options for the Fund. The Fund may invest in companies without regard to their market capitalization. The Fund’s strategy is an all-cap strategy which means that investments are made without regard to a company’s market capitalization. The Fund’s investment process is indifferent to index weightings which generally results in a portfolio that is differentiated by company names and percentage exposures. The portfolio of securities in which the Fund invests will normally represent a broad range of geographic regions, property types and tenants.

SUMMARY PROSPECTUS | MAY 1, 2020

REMS International Real Estate Value-Opportunity Fund

The Fund’s investment strategy also takes into account the impact that real estate companies have on the environment and other sustainability considerations when making investment decisions for the Fund’s investment portfolio. In assessing sustainability, the Adviser considers different factors, including environmental, social, and governance (“ESG”) criteria. Some of the environmental criteria the Adviser considers include energy and resource efficiency, water use, land use, emissions and pollution, recycling and waste reduction, and risks due to climate change, among others. The social criteria the Adviser considers include employee policies that promote equal opportunity based on gender, race, religion, age, disability or sexual orientation, labor-management relations, health and safety, tenant engagement, community relations and land use planning, among others. Some of the governance criteria that the Adviser considers include reporting and disclosure, board diversity and independence, shareholder rights, executive pay, auditor independence, transparency, disclosure of political contributions, conflict of interests, ethics, bribery and corruption, among others. Other sustainability considerations include identifying companies that are: focused on building or renovating properties for low-income occupants; actively promoting ways to reduce energy consumption and waste from their operations; assigning personnel, including senior management, to implement and monitor for ESG related initiatives; incorporating ESG factors in their annual performance targets; providing open disclosure of their ESG targets and related performance, including disclosure regarding any failures to meet such targets; and, performing entity level assessments of ESG programs and related performance. The Adviser performs its own internal research as it relates to measuring an investment’s ESG criteria.

The items discussed above are illustrative and do not necessarily reflect the full range of ESG criteria that may be applied in analyzing a particular security for investment. The availability of information about a company, issues associated with a particular industry, changing social conditions or other circumstances may affect the manner in which the ESG criteria are applied in a particular situation. Companies in which the Fund may invest do not necessarily meet the highest standards in all aspects of ESG performance. We do believe that a well-managed company is one that considers ESG criteria when operating their business. These companies look for opportunities to improve relations with employees, consumers, communities and the environment. In addition, these companies tend to work towards improving in these areas, and, in our opinion, these efforts over the long-term will serve investors well.

SUMMARY PROSPECTUS | MAY 1, 2020

REMS International Real Estate Value-Opportunity Fund

In executing its investment strategy, the Fund may use leverage, i.e., borrow money for investing, for the purpose of enhancing returns and meeting operating expenses and redemption requests while maintaining investment capacity. When the Fund borrows, it will maintain varying levels of leverage depending on factors such as the price of a particular security relative to the underlying real estate associated with that security and the returns of the security relative to the interest expense of the Fund. The amount of leverage may not exceed 33-1/3% of the Fund’s total assets less its liabilities other than borrowing. The Adviser is most likely to employ the use of leverage during periods when it believes it will obtain a greater return than the cost of borrowing, and when the Adviser believes that the securities are trading at a discount to their underlying real estate value. Notwithstanding this expectation, the Fund will not use leverage, or will use leverage to a lesser extent, if the Adviser anticipates that leveraged assets in the Fund would result in lower returns to shareholders. The Adviser may also purchase securities for which there is a limited liquid market or companies with limited operating histories.

The Fund may also utilize leverage by taking short positions totaling up to 30% of the Fund’s total assets. The Adviser is most likely to use shorting to protect accumulated unrealized gains, or to take advantage of special situations where, in the Adviser’s view, an investment’s fundamental outlook is believed poor relative to its current valuation. Short sales may occur if the Adviser determines an event is likely to have downward impact on the market price of a company’s securities. The Adviser may short either individual securities and/or index funds to pursue these strategies.

The Fund may engage in various investments such as put and call options on foreign currencies, foreign currency forward contracts, foreign currency futures contracts, and foreign currency swaps for the purpose of hedging the Fund’s foreign currency risk. The Fund may also use put and call options on broad-based international equity real estate indices (or exchange traded funds (“ETFs”) that replicate such indices) for the purpose of hedging the Fund’s foreign currency risk and protecting the Fund from large drawdowns in periods of market weakness. In addition, the Fund may use interest rate swaps and futures contracts (such as Treasury futures) to hedge against interest rate risk.

While both leverage and shorting are permitted, neither is required to execute the Fund’s Value, Yield-Advantage investment process. The Fund is long-biased, which means that on a net basis that it will have more exposure to long positions in its portfolio than short positions

SUMMARY PROSPECTUS | MAY 1, 2020

REMS International Real Estate Value-Opportunity Fund

Although the Fund intends to invest primarily in equity securities, the Fund may hold for extended periods of time a significant portion of its assets in cash or cash-equivalents like money market funds, certificates of deposit and short-term debt obligations, either due to pending investments or when investment opportunities are limited.

The remainder of the Fund’s assets will be invested in cash or short-term investments or securities of real estate operating companies that may pay little or no dividends.

Principal Risks

An investment in the Fund is not guaranteed and you may lose money by investing in the Fund. The Fund is not a complete investment program. It has been designed to provide exposure to the real estate industry and is typically used in conjunction with a variety of other investments to provide investors with a full and appropriate asset allocation. The value of your investment will go up and down, which means you could lose money when you sell your shares.

Stock Market Risk. Stock prices in general rise and fall as a result of investors’ perceptions of the market as a whole. If the stock market drops in value, the value of the Fund’s portfolio investments is also likely to decrease in value. The increase or decrease in the value of the Fund’s investments, in percentage terms, may be more or less than the increase or decrease in the value of the market. The value of securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets, including fluctuation in interest rates, national and international economic conditions and general equity market conditions. Local, regional, and global events such as war, acts of terrorism, the spread of infectious diseases or other public health issues, recessions, or other events could have a significant impact on the Fund’s investments.

Real Estate Market and Related Risk. Since the Fund concentrates its assets in the real estate industry, your investment in the Fund involves many of the risks of investing directly in real estate such as declining real estate values, changing economic conditions and increasing interest rates. The value of the Fund’s holdings in real estate exposed companies may be affected negatively by factors unrelated to real estate markets.

REIT Risks. REITs are pooled investment vehicles which include equity REITs and mortgage REITs.

Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value.

Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

SUMMARY PROSPECTUS | MAY 1, 2020

REMS International Real Estate Value-Opportunity Fund

Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund. The Fund will be subject to risks similar to those associated with the direct ownership of real estate, including: declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, lost rents due to public crises, limitations on rents, changes in neighborhood values and the appeal of properties to tenants, changes in interest rates and changes in the tax laws. A REIT that receives dividend income from a foreign corporation may be subject to foreign withholding tax on such income, which will reduce the economic return.

Additionally, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the Investment Company Act of 1940, as amended (the “1940 Act”).

REITs, and in particular, mortgage REITs, are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investments in REITs may also be subject to limited financial resources, infrequent or limited trading, and abrupt or erratic price movements.

The distributions the Fund receives from REITs generally will be taxable as ordinary income (to the extent that they come from mortgage interest and rents), rather than qualifying for the lower rate on qualified dividends.

SUMMARY PROSPECTUS | MAY 1, 2020

REMS International Real Estate Value-Opportunity Fund

To the extent the Fund invests in foreign REITs, its distributions may be subject to withholding tax. The distributions the Fund receives from REITs generally will be taxable as ordinary income (to the extent they come from mortgage interest and rents), rather than qualifying for the lower rate on qualified dividends. Thus, an investment in the Fund may not be suitable for taxable entities.

Debt Securities Risk. Debt Securities are issued with a specific interest rate and maturity. Once the securities are issued, they are subject to credit risk and interest rate risk. Credit risk is the chance that the issuer will fail to pay the stipulated interest payments on the security, or to pay the principal at maturity. Negative perceptions of the issuer’s ability to make interest or principal payments will cause the price of the security to decline. While U.S. Government-backed debt securities generally are considered to be among the highest credit quality, they are subject to market risk. The U.S. Government guarantees the timely payment of interest and principal on U.S. Treasury securities but does not guarantee their price.

Interest Rate Risk. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. The risks associated with rising interest rates are heightened given the historically low interest rate environment as of the date of this prospectus. Interest rates may continue to rise in the future, possibly suddenly and significantly, with unpredictable effects on the financial markets and the Fund’s investments. Fixed income instruments with longer durations are subject to more volatility than those with shorter durations.

Foreign Investment Risk/Emerging Markets Risk. Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; sovereign solvency considerations; less liquid and more volatile exchanges and/or markets; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

Foreign Currency Risk. Although the Fund will report its net asset value (“NAV”) and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s NAV could decline solely as a result of changes in the exchange

SUMMARY PROSPECTUS | MAY 1, 2020

REMS International Real Estate Value-Opportunity Fund

rates between foreign currencies and the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies not tightly pegged to the U.S. dollar.

Investment in Smaller Companies Risk. The Fund may be focused on smaller companies (those companies with a market capitalization of less than $1 billion). Smaller real estate company stocks can be more volatile and speculative than, and perform differently from, larger real estate company stocks. Smaller companies tend to have limited resources, product, and market share and are dependent on a smaller management group than larger companies. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The prices of small company stocks may fall regardless of trends in the broader market.

Leverage Risk. The amount of borrowings from banks, including the rates at which the Fund can borrow in particular and other forms of leverage (e.g., short selling – see Short Sales Risk below), will affect the performance of the Fund. Leveraging the Fund exaggerates changes in the value and in the yield of the Fund’s portfolio. This may result in greater volatility of the NAV of the shares. To the extent the income or capital appreciation derived from securities purchased with monies received from leverage is not sufficient to cover the cost of leverage; the Fund’s return would be lower than if leverage had not been used.

Short Sales Risk. The Fund may engage in short sales of securities and index funds in executing its investment strategy. Short sales may occur if the Adviser determines an event is likely to have a downward impact on the market price of a company’s securities. Such practices can, in certain circumstances, substantially increase the impact of adverse price movements on the Fund’s portfolio. Short sales may involve substantial risk and leverage. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund may also cover its short positions by segregating an amount of the cash or liquid securities on its records equal to the market price of the securities sold short. A short sale of a security involves the risk of a theoretically unlimited increase in the market price of the security, which could result in an inability to cover the short position or a theoretically unlimited loss.

Index Non-Correlation Risk. The Fund does not attempt to mimic the composition or performance of any index, including any equity REIT indices. The Fund’s investment process will not take into consideration the weightings or composition of any indices, including any equity REIT indices. As a result, there is a significant risk that the performance of the Fund will deviate from that of any particular indices.

SUMMARY PROSPECTUS | MAY 1, 2020

REMS International Real Estate Value-Opportunity Fund

Credit Risk. Credit risk is the risk that a security in the Fund’s portfolio will decline in price or the issuer will fail to make dividend, interest or principal payments when due because the issuer of the security experiences a decline in its financial status. Real estate companies, including REITs, may be leveraged and financial covenants may affect the ability of REITs to operate effectively.

Concentration Risk. The Fund will concentrate its investments in real estate companies and other publicly traded companies whose asset base is primarily real estate. As such, the Fund will be subject to risks similar to those associated with the direct ownership of real estate including those noted above under “Real Estate Market and Related Risk.”

Restricted and Illiquid Securities Risk. Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. If a security is illiquid, the Adviser may not be able to sell the security at a time when it might wish to sell, which means that the Fund could lose money.

Investment Style Risk. The Fund pursues a value style of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. In light of the Fund’s investment strategies, this approach to investing focuses on the value of the underlying real estate assets of the issuers in which the Fund may invest, or the dividend yield rate or free cash flow of such issuers. If the Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, value investing can result in holding portfolios of securities that continue to be undervalued by the markets for long periods of time, thus preventing realization of what the Adviser believes to be the value of the position.

Preferred Securities Risk. Preferred securities combine features of both fixed income and equity. Preferred securities tend to exhibit characteristics more like traditional fixed income securities because regular income distributions are the principal source of return, as opposed to capital appreciation. Therefore, prices of preferred securities can rise or fall depending on interest rates. Adverse changes in the credit quality of the issuer may negatively impact the market value of the securities. This credit risk may also include that the issuer cannot afford to pay the preferred dividend due to tenant vacancies, defaults, or other cash flow issues. The securities may be redeemed beginning on their call date, or at any time following a special event (i.e., a change in tax law that adversely affects the company with regard to the securities). If called, holders may face a reinvestment decision at lower future rates. Certain events can impact a preferred security issuer’s financial situation and ability to make timely

SUMMARY PROSPECTUS | MAY 1, 2020

REMS International Real Estate Value-Opportunity Fund

payments to shareholders, including economic, political, legal, or regulatory changes and natural disasters. Event risk is unpredictable and can significantly impact preferred security holders since they are paid after bondholders. Also, in the event of a sale or privatization of a company, its preferred shares may be negatively impacted. Preferred securities are also subject to duration risk as they are long-duration instruments, typically callable only at the option of the issuer. They are also subject to the risk that if the company is taken over by another company with higher leverage than the current issuer, coverages and other credit metrics could decline making the preferred security less valuable.

Convertible Securities Risk. The market values of convertible securities are affected by market interest rates, the risk of issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risk as apply to underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.

Hedging Risk. The Fund may utilize put and call options for the purpose of hedging certain of the Fund’s risks. Options are a type of derivative instrument. The value of derivatives may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. If the Fund uses derivatives, such as options, to “hedge” the risk of its portfolio, it is possible that the hedge may not succeed. Imperfect correlation between the options and securities markets may detract from the effectiveness or efficiency of the attempted hedging.

The seller (writer) of a call option which is covered (that is, the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option. Successful use by the Fund of options on stock indices will be subject to its ability to correctly predict movements in the direction of the securities or of a particular market segment.

By investing in options, the Fund may be subject to the risk of counterparty default, as well as the potential for unlimited loss.

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REMS International Real Estate Value-Opportunity Fund

The Fund may engage in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies. Currency transactions may include foreign currency forward contracts, foreign currency swaps and foreign currency futures contracts. While futures contracts generally are liquid investments, under certain market conditions they may become illiquid. As a result, the Fund may not be able to close out a position in a futures contract at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s investment in such contracts. Currency hedging can result in losses to the Fund if the currency being hedged fluctuates to a degree or in a direction that is not anticipated.

The market price of the Fund’s investments will change in response to changes in interest rates and other factors. Generally, when interest rates rise, the values of fixed-income instruments fall, and vice versa. In typical interest rate environments, the prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed-income instruments as interest rates change. In addition, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. A fund with a negative average portfolio duration may decline in value as interest rates decrease. Most high yield investments pay a fixed rate of interest and are therefore vulnerable to inflation risk. The obligor of a fixed-income instrument may not be able or willing to pay interest or to repay principal when due in accordance with the terms of the associated agreement.

The Fund may utilize interest rate swaps and futures contracts (such as Treasury futures) to hedge against interest rate risk. To the extent the Fund uses Treasury futures, it is exposed to the additional volatility in comparison to investing directly in U.S. Treasury bonds. Futures can be less liquid and involve the risk that anticipated treasury rate movements will not be accurately predicted.

The risks associated with the instruments in this section may be significant. The utilization of these types of instruments can magnify losses more than other types of investments. The extent of losses to which the Fund may be exposed as a result of its use of these derivative instruments is not limited.

ESG Investing Risk. The Fund’s ESG investment strategy may select or exclude securities of certain issuers for reasons other than performance and as a result the Fund may underperform funds that do not utilize an ESG investment screening process. ESG investing is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Adviser or any judgment exercised by the Adviser will reflect the beliefs or values of any particular investor.

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REMS International Real Estate Value-Opportunity Fund

Performance History

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the periods indicated compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.remsgroupfunds.com or by calling toll-free (800) 673-0550.

The following bar chart shows the annual returns for the Institutional Shares (previously Founders Shares) of the Fund for each full calendar year since its inception. The performance of the Fund’s Platform Shares and Z Shares will differ from the returns of the Fund’s Institutional Shares shown in the bar chart because the expenses of the Classes differ.

Year-By-Year Annual Returns

REMS International Real Estate Value-Opportunity Fund
(Institutional Shares)
Calendar Year Total Returns
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-1.31%
-0.88%
27.11%
-5.85%
21.48%
2015
2016
2017
2018
2019

During the periods shown, the highest quarterly return was 12.59% (quarter ended March 31, 2019) and the lowest quarterly return was -6.33% (quarter ended December 31, 2018).

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REMS International Real Estate Value-Opportunity Fund

Average Annual Total Returns for the Period Ended December 31, 2019*

The table below shows how average annual total returns of the Fund’s Institutional Class shares compared to those of the Fund’s benchmark. The table also presents the impact of taxes on the Fund’s Institutional Class Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns for the Platform Shares and Z Shares will differ from those of the Institutional Shares as the expenses of the Classes differ.

Return Before Taxes	1 Year	5 Years	Since Inception
Institutional Class Shares	21.48%	7.30%	6.47% (3/19/2014)
Z Class Shares	21.44%	N/A	6.65% (4/20/2018)

Return After Taxes – Institutional Class Shares	1 Year	5 Years	Since Inception
Return After Taxes on Distributions	20.99%	5.95%	5.28%
Return After Taxes on Distributions and Sale of Fund Shares	13.66%	5.32%	4.72%
MSCI ACWI ex USA IMI Core Real Estate Index (reflects no deduction for fees, expenses, or taxes)**	22.22%	7.34%	7.43% (3/9/2014)
EPRA/NAREIT Global ex U.S. Equity Index (reflects no deduction for fees, expenses, or taxes)**	22.29%	6.65%	6.72% (3/19/2014)

*As of December 31, 2019, there were no Platform Shares outstanding for the Fund.

**Effective February 25, 2020, the Fund is using a new benchmark index, the MSCI ACWI ex USA IMI Core Real Estate Index. The Fund changed its benchmark because it is no longer cost-effective to continue to use the EPRA/NAREIT Global ex U.S. Equity Index. Under the 1940 Act and its rules, the Fund must include in its prospectus and shareholder reports EPRA/NAREIT Global ex U.S. Equity Index’s performance for one year from the date of the change.

Investment Adviser

Real Estate Management Services Group, LLC, serves as the investment adviser to the Fund.

SUMMARY PROSPECTUS | MAY 1, 2020

REMS International Real Estate Value-Opportunity Fund

Portfolio Managers

The Fund’s portfolio managers are:

Quentin Velleley, CFA, Executive Vice President, Chief Investment Officer, has been a Portfolio Manager to the Fund since its inception in March 2014.

Edward W. Turville, CFA - Managing Director, has been a Portfolio Manager to the Fund since its inception in March 2014.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into Institutional Shares of the Fund is $50,000; $2,500 for Platform Shares; and $100,000 for Z Shares. Subsequent investments must be in amounts of $5,000 or more for Institutional Shares; $100 or more for Platform Shares; and $5,000 or more for Z Shares. The Fund may waive minimums for purchases or exchanges through employer-sponsored retirement plans. The Fund's shares are redeemable on any business day by contacting your financial adviser, or by written request to the Fund, by telephone, or by wire transfer.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case you will generally be taxed upon withdrawal of monies from the tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.